    As filed with the Securities and Exchange Commission on October 7, 1996


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            _______________________


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 24, 1996




                                 FRETTER, INC.
             (Exact name of registrant as specified in its charter)



    MICHIGAN                   0-14611                          38-1557359
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                 Identification Number)
 incorporation)


         12501 GRAND RIVER
         BRIGHTON, MICHIGAN                                           48116
(Address of principal executive offices)                           (Zip Code)


                                 (810) 220-5000
              (Registrant's telephone number, including area code)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

         On September 24, 1996, Fretter, Inc. ("Fretter") filed for relief under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330) in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division, Case No. 96-15177 (the "Bankruptcy Filing"). Pursuant to the Bankruptcy Filing, the United States Bankrutpcy Court for the Northern District of Ohio, Eastern Division, has assumed control over substantially all of the assets of Fretter by leaving the existing directors and officers in possession but subject to the supervision and orders of such court.

         On September 24, 1996, Fretter issued a press release relating to the Bankruptcy Filing, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.   EXHIBITS.

(c)      Exhibits.

         99.1    Text of press release dated September 24, 1996

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, Fretter has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FRETTER, INC.


                                      By  /s/ John Hurley
                                          --------------------------------
                                          John Hurley
                                          Chief Executive Officer

Date:  October 7, 1996

                                 EXHIBIT INDEX



EXHIBIT                                                             SEQUENTIAL
NUMBER                         DOCUMENT DESCRIPTION                 PAGE NUMBER
------                         --------------------                 -----------
  99.1        Text of Press Release dated September 24,
              1996